UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑	Definitive Information Statement

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Emerging Markets Managed Volatility Fund

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

LVIP Blended Core Equity Managed Volatility Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP ClearBridge Large Cap Managed Volatility Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Value Managed Volatility Fund

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

LVIP Invesco Select Equity Managed Volatility Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP Select Core Equity Managed Volatility Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA International Managed Volatility Fund

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP VIP Mid Cap Managed Volatility Portfolio

series of Lincoln Variable Insurance Products Trust

(Name of Registrant As Specified In Its Charter)

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INFORMATION STATEMENT

Lincoln Variable Insurance Products Trust

(the “Trust”)

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Emerging Markets Managed Volatility Fund

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

LVIP Blended Core Equity Managed Volatility Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP ClearBridge Large Cap Managed Volatility Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Value Managed Volatility Fund

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

LVIP Invesco Select Equity Managed Volatility Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP Select Core Equity Managed Volatility Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA International Managed Volatility Fund

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP VIP Mid Cap Managed Volatility Portfolio

(the “Funds”)

Dated: July 22, 2016

Dear Shareholder:

At a meeting of the Board of Trustees (the “Board”) of the Trust, held on January 6, 2016 (the “Meeting”), the Board approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Funds between the Funds’ investment adviser Lincoln Investment Advisors Corporation (the “Adviser”) and SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM began managing the Funds’ managed volatility overlay effective May 1, 2016.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) permitting the Adviser, subject to Board approval, including a majority of the Trustees who are not “interested persons” (“Independent Trustees”) of the Trust within the meaning of that term under the Investment Company Act of 1940, to enter into or materially amend the Fund’s investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. Accordingly, approval of the New Sub-Advisory Agreement does not require a shareholder vote.

We are not asking you for a proxy, and you are requested not to send us a proxy,

with respect to this sub-adviser change. This document is for informational purposes only and you are not required to take any action.

As a condition of relying on the Order, the Adviser is required to furnish Fund shareholders with an Information Statement whenever a sub-advisory agreement is entered into or materially amended. This Information Statement presents details regarding the New Sub-Advisory Agreement.

The Board approved the addition of SSGA FM as a sub-adviser to the Funds to manage the managed volatility strategy employed by each of the Funds. Up to 20% of each Fund’s net asset may be used by SSGA FM to implement the managed volatility strategy.

I. Background

At the Meeting, the Adviser recommended and the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement with SSGA FM on behalf of the Funds to be effective as of May 1, 2016. The New Sub-Advisory Agreement is in addition to any currently effective sub-advisory agreements in place for any of the Funds (each, a “Current Sub-Advisory Agreement”) which have been approved by the Board. Under the terms of the New Sub-Advisory Agreement, SSGA FM makes investment decisions and continuously reviews, supervises and administers the Fund’s investment program with respect to those assets allocated to SSGA FM.

II.    Board Considerations on the New Sub-Advisory Agreement

On January 6, 2016, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things the approval of the sub-advisory agreement with SSGA Funds Management, Inc. (“SSGA FM”) (the “Sub-Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and SSGA FM prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and SSGA FM provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including in-person presentations by representatives of SSGA FM, information about proposed sub-advisory fees and compliance and regulatory matters. The Board noted that SSGA FM provided sub-advisory services to other funds in the Trust. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC and SSGA FM provided materials in response. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and employees of Lincoln Life, LIAC and SSGA FM to consider the approval of the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Sub-Advisory Agreement be approved for each Fund. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Sub-Advisory Agreement for the Funds

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between LIAC and SSGA FM with respect to the Funds, the Board considered the nature, extent and quality of services to be provided by SSGA FM under the Sub-Advisory Agreement. The Board considered that SSGA FM provided sub-advisory services to other funds in the Trust and that the Board had reviewed extensive information provided by SSGA FM in connection with the annual contract renewal process most recently concluded in September 2015. The Board noted that State Street Global Advisors (“SSGA”), an affiliate of SSGA FM, has served as a consultant to LIAC with respect to the managed volatility overlay for each Fund and that LIAC proposed to delegate the responsibility of managing each Fund’s managed volatility overlay to SSGA FM as sub-adviser. The Board considered the criteria provided by LIAC in recommending SSGA FM be appointed a sub-adviser for each Fund’s managed volatility overlay, including historical modeling, and noted that the Board was familiar with the managed volatility overlay services provided by SSGA as a consultant to LIAC with respect to the Funds. The Board reviewed the services to be provided by SSGA FM, the backgrounds of the investment professionals proposed to service the Funds, SSGA’s consulting work for LIAC with respect to the managed volatility overlay for the Funds and the reputation, resources and investment approach of SSGA FM. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by SSGA FM were expected to be satisfactory.

Performance. With respect to performance, the Board considered that SSGA has served as a risk management consultant to LIAC with respect to the managed volatility overlay for the Funds and that the Board received quarterly performance information from LIAC and also from Morningstar, Inc. as part of the annual contract renewal process. The Board concluded that the services to be provided by SSGA FM were expected to be acceptable.

Sub-Advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule and noted SSGA FM’s statement that it does not sub-advise any portfolios with similar investment objectives. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and SSGA FM, an unaffiliated third party and that LIAC would compensate SSGA FM from its fees. The Board concluded that the proposed sub-advisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and SSGA FM, an unaffiliated third party, and that LIAC would compensate SSGA FM from its fees. The Board reviewed materials provided by SSGA FM as to any additional benefits it receives and noted that SSGA FM indicated that it indirectly benefits from association with the Funds in the marketplace.

Overall Conclusions

Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Funds.

III.    The New Sub-Advisory Agreement

The New Sub-Advisory Agreement is dated May 1, 2016 and has an initial two-year term. Thereafter, continuance of the New Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees.

Other than the effective date and the name of the sub-adviser, the New Sub-Advisory Agreement is generally the same in all material respects to the Current Sub-Advisory Agreements, as applicable. Under the New Sub-Advisory Agreement, SSGA FM will make investment decisions and continuously review, supervise and administer the Fund’s investment program with respect to those assets allocated to SSGA FM. The New Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, by: (a) the vote of a majority of the Fund’s outstanding voting securities; (b) the Adviser on at least sixty days’ written notice to SSGA FM; or (c) SSGA FM on at least ninety days’ written notice to the Adviser. The New Sub-Advisory Agreement will also automatically terminate, without the payment of any penalty, in the event of its assignment, its delegation (unless the Adviser has by prior written consent agreed to the delegation) or in the event the investment management agreement between the Adviser and the Trust terminates for any reason.

The Funds paid the Adviser investment advisory fees at the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund, and in the following net amounts for the fiscal year ended December 31, 2015:

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets	Net Amount
LVIP American Century Select Mid Cap Managed Volatility Fund	0.00%	-
LVIP BlackRock Dividend Value Managed Volatility Fund	0.64%	$5,532,201
LVIP BlackRock Emerging Markets Managed Volatility Fund	0.50%	1,291,105
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	0.75%	85,281
LVIP Blended Core Equity Managed Volatility Fund	0.00%	-
LVIP Blended Large Cap Growth Managed Volatility Fund	0.63%	3,761,554
LVIP Blended Mid Cap Managed Volatility Fund	0.70%	2,237,586
LVIP ClearBridge Large Cap Managed Volatility Fund	0.00%	-
LVIP Dimensional International Equity Managed Volatility Fund	0.11%	272.892
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.11%	473,947
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.65%	5,349,703
LVIP Franklin Templeton Value Managed Volatility Fund	0.00%	-
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	0.02%	15,174
LVIP Invesco Select Equity Managed Volatility Fund	0.00%	-
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	0.71%	2,956,993
LVIP MFS International Equity Managed Volatility Fund	0.20%	287,277
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.19%	57,812
LVIP Select Core Equity Managed Volatility Fund	0.05%	194,817
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.30%	3,121,025
LVIP SSGA International Managed Volatility Fund	0.20%	101,543
LVIP SSGA Large Cap Managed Volatility Fund	0.20%	297,321
LVIP SSGA SMID Cap Managed Volatility Fund	0.20%	298,773
LVIP VIP Mid Cap Managed Volatility Portfolio	0.05%	21,939

The Adviser, in turn, paid sub-advisory fees for certain of the Funds at the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund, and in the following net amounts for the fiscal year ended December 31, 2015:

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets	Net Amount
LVIP American Century Select Mid Cap Managed Volatility Fund	0.00%	-
LVIP BlackRock Dividend Value Managed Volatility Fund	0.30%	$2,604,474
LVIP BlackRock Emerging Markets Managed Volatility Fund	0.10%	261,439
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	0.42%	48,070
LVIP Blended Core Equity Managed Volatility Fund	0.00%	-
LVIP Blended Large Cap Growth Managed Volatility Fund	0.30%	1,753,807
LVIP Blended Mid Cap Managed Volatility Fund	0.37%	1,174,058
LVIP ClearBridge Large Cap Managed Volatility Fund	0.00%	-
LVIP Dimensional International Equity Managed Volatility Fund	0.00%	-
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.00%	-
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.40%	3,228,139
LVIP Franklin Templeton Value Managed Volatility Fund	0.00%	-
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	0.00%	-
LVIP Invesco Select Equity Managed Volatility Fund	0.00%	-
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	0.45%	1,865,837
LVIP MFS International Equity Managed Volatility Fund	0.00%	-
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.00%	-
LVIP Select Core Equity Managed Volatility Fund	0.00%	-
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.11%	1,104,686
LVIP SSGA International Managed Volatility Fund	0.00%	-
LVIP SSGA Large Cap Managed Volatility Fund	0.00%	-
LVIP SSGA SMID Cap Managed Volatility Fund	0.00%	-
LVIP VIP Mid Cap Managed Volatility Portfolio	0.00%	-

Had the New Sub-Advisory Agreement been in effect for that same time period, the Adviser would have paid sub-advisory fees to the Sub-Adviser at aggregate annual rates, expressed as a percentage of average daily net assets of the Fund, and in the following net amounts:

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets	Net Amount
LVIP American Century Select Mid Cap Managed Volatility Fund	0.06%	$77,334
LVIP BlackRock Dividend Value Managed Volatility Fund	0.36%	3,126,080
LVIP BlackRock Emerging Markets Managed Volatility Fund	0.16%	416,336
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	0.48%	55,725
LVIP Blended Core Equity Managed Volatility Fund	0.06%	64,892
LVIP Blended Large Cap Growth Managed Volatility Fund	0.36%	2,110,112
LVIP Blended Mid Cap Managed Volatility Fund	0.41%	1,317,764
LVIP ClearBridge Large Cap Managed Volatility Fund	0.06%	11,224
LVIP Dimensional International Equity Managed Volatility Fund	0.06%	145,893
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.06%	254,750

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets	Net Amount
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.41%	3,365,229
LVIP Franklin Templeton Value Managed Volatility Fund	0.06%	81,794
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	0.06%	45,667
LVIP Invesco Select Equity Managed Volatility Fund	0.06%	61,759
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	0.51%	2,115,107
LVIP MFS International Equity Managed Volatility Fund	0.06%	86,322
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.06%	17,914
LVIP Select Core Equity Managed Volatility Fund	0.06%	234,016
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.14%	1,416,757
LVIP SSGA International Managed Volatility Fund	0.06%	30,574
LVIP SSGA Large Cap Managed Volatility Fund	0.06%	89,328
LVIP SSGA SMID Cap Managed Volatility Fund	0.06%	89,778
LVIP VIP Mid Cap Managed Volatility Portfolio	0.06%	26,428

IV.    Information About SSGA FM

State Street Corporation, which is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, is a major financial services company engaged in a broad range of financial activities beyond its mutual fund-related activities, including among others, banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. SSGA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2015 SSGA FM had over $384.95 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2015, SSGA had approximately $2.24 trillion in assets under management.

The following table provides the name and principal occupation of SSGA FM’s directors and executive officers. The address of each of the directors and executive officers is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

Name	Principal Occupation
James E. Ross	Chairman and Director of SSGA FM; Executive Vice President of SSGA
Alyssa Albertelli	Chief Compliance Officer of SSGA FM; Chief Compliance Officer of SSGA
Steven Lipiner	Treasurer of SSGA FM; Chief Financial Officer of SSGA
Barry Smith	Director of SSGA FM; Senior Managing Director of SSGA
Ellen Needham	Director and President of SSGA FM; Senior Managing Director of SSGA
Sean O’Malley, Esq.	Chief Legal Officer of SSGA FM; Deputy General Counsel of SSGA
Ann Carpenter	Chief Operating Officer of SSGA FM; Managing Director of SSGA
Matt Steinaway	Chief Risk Officer of SSGA FM; Senior Managing Director of SSGA
Joshua Weinberg, Esq.	Clerk of SSGA FM; Vice President of SSGA

A.    Comparable Funds

SSGA FM currently manages other accounts or funds having similar investment objectives and strategies to the Funds.

SSGA FM provides investment advisory or sub-advisory services with respect to the funds listed below, which have investment objectives and strategies similar to those of the Funds. Although the investment objectives and strategies of the funds listed below may be similar to the Funds’, the nature of services SSGA FM provides may be different.

Comparable Funds	Contractual Fee (including breakpoints)	Assets under Management* (as of 12/31/2015)
Comparable Account 1	10 bps first $100M 8 bps next $150M 5 bps there after	$1,102,831,309
Comparable Account 2	10 bps first $5B 8 bps there after	$413,212,518
Comparable Account 3	10 bps first $5B 8 bps there after	$827,479,034
Comparable Account 4	25 bps first $250M 20 bps next $250M 15 bps there after	$415,654,868
Comparable Account 5	25 bps first $250M 20 bps next $250M 15 bps there after	$19,117,752
Comparable Account 6	25 bps first $250M 20 bps next $250M 15 bps there after	$89,061,056
Comparable Account 7	10 bps first $5B 8 bps there after	$229,573,603
Comparable Account 8	5 bps on the first $500M 3.5 bps on the next $500M 2 bps there after	$1,387,328,396
*AUM amounts are a 12 month average as of 12/31/2015

B.    Payments of Commissions to Affiliated Brokers

As of May 1, 2016, State Street Corporation, the parent of SSGA FM had the following affiliated broker-dealers: State Street Global Markets, LLC.

The Funds did not pay any brokerage commissions to brokers affiliated with State Street Corporation for the fiscal year ended December 31, 2015.

V.    Purchases of SSGA FM’s Securities by Trustees

To the knowledge of the Funds, no Trustee currently has any material interest in security holdings or transactions or proposed transactions involving SSGA FM or any entity controlling, controlled by or under common control with SSGA FM.

VI.	Ownership of Shares

As of December 31, 2015, the Funds had the following outstanding Standard and Service Class shares:

	Shares Outstanding
Fund	Standard Class	Service Class
LVIP American Century Select Mid Cap Managed Volatility Fund	1,024.72	15,515,373.68
LVIP BlackRock Dividend Value Managed Volatility Fund	18,057,333.71	36,920,871.11
LVIP BlackRock Emerging Markets Managed Volatility Fund	1,963,398.75	30,385,576.23
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	75,780.91	4,445,570.57
LVIP Blended Core Equity Managed Volatility Fund	8,360.32	14,066,693.44
LVIP Blended Large Cap Growth Managed Volatility Fund	8,294,390.61	13,489,537.19
LVIP Blended Mid Cap Managed Volatility Fund	1,882,126.95	27,345,187.04
LVIP ClearBridge Large Cap Managed Volatility Fund	72,851.97	7,492,840.97
LVIP Dimensional International Equity Managed Volatility Fund	1,851,430.64	28,337,829.48
LVIP Dimensional U.S. Equity Managed Volatility Fund	1,673,078.97	33,949,104.74
LVIP Franklin Templeton Global Equity Managed Volatility Fund	2,864,671.39	25,988,435.53
LVIP Franklin Templeton Value Managed Volatility Fund	3,393.80	21,201,062.83
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	118,524.53	14,269,654.31
LVIP Invesco Select Equity Managed Volatility Fund	9,296.21	13,543,303.59
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	2,263,830.29	30,487,138.37
LVIP MFS International Equity Managed Volatility Fund	1,018.16	20,291,225.80
LVIP Multi-Manager Global Equity Managed Volatility Fund	208,574.96	3,816,593.82
LVIP Select Core Equity Managed Volatility Fund	71,004.78	41,362,144.03
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	4,335,046.05	86,619,356.75
LVIP SSGA International Managed Volatility Fund	1,047.13	11,160,910.35
LVIP SSGA Large Cap Managed Volatility Fund	3,883.32	18,752,650.78
LVIP SSGA SMID Cap Managed Volatility Fund	16,959.42	19,945,821.28
LVIP VIP Mid Cap Managed Volatility Portfolio	81,981.06	8,194,951.80

Because each of the Funds is an investment for variable annuity contracts and variable life insurance policies (“Variable Contracts”) offered by certain life insurance companies, the insurance companies are the record holders of the Funds’ shares. However, the owners of the Variable Contracts are the beneficial owners/shareholders because they direct the voting of the Funds’ shares. As of December 31, 2015, no beneficial owner/shareholder of the Funds’ shares owned 5% or more of the shares.

As of December 31, 2015, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund as noted below:

Fund	Share Class	Name	Number of Shares	Percent of Class
LVIP Blended Large Cap Growth Managed Volatility Fund	Standard	Elizabeth S. Hager (Trustee)	189	0.00%
LVIP Dimensional International Equity Managed Volatility Fund	Standard	Gary D. Lemon (Trustee)	4332	0.23%
LVIP Dimensional US Equity Managed Volatility Fund	Standard	Gary D. Lemon (Trustee)	2907	0.18%
LVIP Dimensional US Equity Managed Volatility Fund	Service	Steve A. Cobb (Trustee)	1840	0.01%

VII.	Other Information

Investment Adviser

The Adviser serves as the Funds’ investment adviser and is located at One Granite Place, Concord, New Hampshire 03301.

Principal Underwriter and Distributor

The Trust’s distributor, Lincoln Financial Distributors, Inc. (“LFD”), is located at 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087. LFD is an affiliate of the Adviser. The Funds paid LFD the following 12b-1 fees for the fiscal year ended December 31, 2015:

Fund	12b-1 Fees
LVIP American Century Select Mid Cap Managed Volatility Fund	$450,397
LVIP BlackRock Dividend Value Managed Volatility Fund	1,371,403
LVIP BlackRock Emerging Markets Managed Volatility Fund	536,732
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	28,124
LVIP Blended Core Equity Managed Volatility Fund	377,641
LVIP Blended Large Cap Growth Managed Volatility Fund	781,625
LVIP Blended Mid Cap Managed Volatility Fund	736,914
LVIP ClearBridge Large Cap Managed Volatility Fund	57,959
LVIP Dimensional International Equity Managed Volatility Fund	548,994
LVIP Dimensional U.S. Equity Managed Volatility Fund	1,005,329
LVIP Franklin Templeton Global Equity Managed Volatility Fund	1,801,517
LVIP Franklin Templeton Value Managed Volatility Fund	476,206
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	262,719
LVIP Invesco Select Equity Managed Volatility Fund	359,538
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	956,670
LVIP MFS International Equity Managed Volatility Fund	359,071
LVIP Multi-Manager Global Equity Managed Volatility Fund	98,439
LVIP Select Core Equity Managed Volatility Fund	1,362,038
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	2,478,176
LVIP SSGA International Managed Volatility Fund	126,905
LVIP SSGA Large Cap Managed Volatility Fund	371,595
LVIP SSGA SMID Cap Managed Volatility Fund	373,031
LVIP VIP Mid Cap Managed Volatility Portfolio	152,150

Broker-Dealers Affiliated with the Adviser

The Adviser has the following affiliated brokers: Lincoln Financial Advisors Corporation, Lincoln Financial Distributors, Inc., and Lincoln Financial Securities Corporation. The Funds do not trade securities through any broker affiliated with the Adviser and as a result, the Funds did not pay any brokerage commissions to these brokers for the fiscal year ended December 31, 2015.

Administrator

The Trust’s administrator, Lincoln National Life Insurance Company (“Lincoln Life”), is located at 1300 S. Clinton St., Ft. Wayne, Indiana 46802. Lincoln Life is an affiliate of the Adviser. Lincoln Life does not receive fees for providing administrative services but is reimbursed for its own costs in providing such services. The Funds reimbursed Lincoln Life the following amounts for administration costs for the fiscal year ended December 31, 2015:

Fund	Administration Costs
LVIP American Century Select Mid Cap Managed Volatility Fund	$ 20,365
LVIP BlackRock Dividend Value Managed Volatility Fund	175,438
LVIP BlackRock Emerging Markets Managed Volatility Fund	70,583
LVIP BlackRock U.S. Opportunities Managed Volatility Fund	1,152
LVIP Blended Core Equity Managed Volatility Fund	15,943
LVIP Blended Large Cap Growth Managed Volatility Fund	133,345
LVIP Blended Mid Cap Managed Volatility Fund	75,945
LVIP ClearBridge Large Cap Managed Volatility Fund	1,558
LVIP Dimensional International Equity Managed Volatility Fund	47,679
LVIP Dimensional U.S. Equity Managed Volatility Fund	61,785
LVIP Franklin Templeton Global Equity Managed Volatility Fund	160,228
LVIP Franklin Templeton Value Managed Volatility Fund	21,428
LVIP Invesco Diversified Equity-Income Managed Volatility Fund	11,003
LVIP Invesco Select Equity Managed Volatility Fund	17,121
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	88,916
LVIP MFS International Equity Managed Volatility Fund	24,222
LVIP Multi-Manager Global Equity Managed Volatility Fund	4,145
LVIP Select Core Equity Managed Volatility Fund	59,826
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	158,497
LVIP SSGA International Managed Volatility Fund	7,169
LVIP SSGA Large Cap Managed Volatility Fund	22,938
LVIP SSGA SMID Cap Managed Volatility Fund	27,150
LVIP VIP Mid Cap Managed Volatility Portfolio	6,510

Householding

Only one copy of this Information Statement is mailed to households, even if more than one person in a household is a Fund shareholder of record, unless a Fund has received instructions to the contrary. If you need additional copies of this Information Statement, or if you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-800-454-6265 or by writing to the Trust at P.O. Box 2340, Ft. Wayne, Indiana 46801 (regular mail) or 1300 S. Clinton Street, Ft. Wayne, Indiana 46802 (express mail).

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the Funds’ most recent Annual Report and any Semi-Annual Report without charge, by calling 1-800-454-6265 or by writing to the Trust at P.O. Box 2340, Ft. Wayne, Indiana 46801 (regular mail) or 1300 S. Clinton Street, Ft. Wayne, Indiana 46802 (express mail).

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE